Exhibit 10.4
EXECUTION VERSION
     This INTERCREDITOR AGREEMENT, dated as of March 25, 2010 (this “Agreement”), is between Jefferies Finance LLC, as agent for the First Priority Secured Parties (as defined below) (in such capacity, the “First Priority Agent”), and AmerisourceBergen Drug Corporation, a Delaware corporation (“ABDC”).
PRELIMINARY STATEMENT
     Reference is made to (a) the credit agreement, dated as of March 25, 2010 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “First Priority Debt Agreement”), among BioScrip, Inc., a Delaware corporation (the “Company”), the lenders from time to time party thereto (the “First Priority Creditors”), the subsidiary guarantors of the Company from time to time party thereto, Jefferies Finance LLC, as lead arranger, as book manager, as administrative agent for the First Priority Creditors and as collateral agent for the First Priority Secured Parties, ING Capital LLC, as syndication agent, Compass Bank, as a co-documentation agent, General Electric Capital Corporation, a co-documentation agent, Healthcare Finance Group, LLC, as collateral manager and issuing bank for the First Priority Creditors, and HFG Healthco-4, LLC, as swingline lender for the First Priority Creditors, (b) the security agreement, dated as of March 25, 2010 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “First Priority Security Agreement”), among the Company, the subsidiaries of the Company from time to time party thereto, and the First Priority Agent, (c) the other Loan Documents as defined, and referred to, in the First Priority Debt Agreement, and (d) the prime vendor agreement, dated as of July 1, 2009 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Prime Vendor Agreement”), between by ABDC and the Company and certain subsidiaries of the Company.
RECITALS
     A. Pursuant to the Prime Vendor Agreement, the Grantors (as hereinafter defined) granted ABDC a lien in all of their existing and future inventory and accounts and proceeds thereof (including insurance proceeds).
     B. The First Priority Creditors have agreed to make loans and other extensions of credit to the Company pursuant to the First Priority Debt Agreement (in an aggregate committed principal amount, as of the Closing Date, of $150,000,000, subject to the terms and conditions contained therein and in the other Loan Documents) on the condition, among others, that the First Priority Claims (such term and each other capitalized term used but not defined in the preliminary statement or these recitals having the meaning given it in Article I) shall be secured by first priority Liens on, and security interests in, substantially all of the assets of the Company (including the Collateral), and that the priority of the Liens securing the First Priority Claims be senior and prior to the Liens securing the Second Priority Claims.
     C. ABDC has agreed to the subordination of Liens securing the Company’s obligations under the Second Priority Financing Documents to the Liens securing the First Priority Claims, upon the terms and subject to the conditions set forth in this Agreement.
     D. The First Priority Debt Agreement requires, among other things, that the First Priority Collateral Agent and ABDC set forth in this Agreement, among other things, their respective rights, obligations and remedies with respect to the Collateral.

     Accordingly, the parties hereto agree as follows:
ARTICLE I
Definitions
          SECTION 1.01. Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall, except to the extent the context otherwise requires, have the meanings set forth in the First Priority Debt Agreement (as in effect on the date hereof) or the First Priority Security Agreement (as in effect on the date hereof), as applicable.
          SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:
     “Agreement” shall have the meaning assigned to such term in the preamble hereto.
     “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.
     “Bankruptcy Law” shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.
     “Collateral” shall mean, collectively, all Second Priority Collateral that is (or purports to be or, pursuant to the terms hereof or any of the First Priority Debt Documents, is required to be) part of the First Priority Collateral.
     “Company” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
     “Debt Documents” shall mean the First Priority Debt Documents and the Second Priority Financing Documents.
     “DIP Financing” shall have the meaning assigned to such term in Section 5.01(a).
     “DIP Financing Liens” shall have the meaning assigned to such term in Section 5.01(a).
     “Discharge of First Priority Claims” shall mean, subject to Sections 6.01 and 6.02, (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First Priority Debt Documents to the extent constituting First Priority Claims, (b) payment in full in cash of all other First Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, (c) cancellation of or the entry into collateralization arrangements satisfactory to the First Priority Agent and the Issuing Bank with respect to all Letters of Credit issued and outstanding under the First Priority Debt Agreement, and (d) the termination or expiration of all commitments to lend and all obligations to issue or extend Letters of Credit under the First Priority Debt Agreement; provided, further, that, with respect to each First Priority Creditor’s First Priority Claims, the acceptance by such First Priority (in its absolute discretion) of non-cash consideration in exchange for its First Priority Claims (or applicable specified portion thereof), coupled with a written acknowledgment of discharge in form and substance satisfactory to such First Priority

Creditor, shall also constitute, subject to Section 6.02, a Discharge of First Priority Claims only with respect to such exchanged First Priority Claims relating to such First Priority Creditor.
     “Discharge of Second Priority Claims” shall mean, subject to Section 6.02, payment in full in cash of all Indebtedness outstanding under the Second Priority Financing Documents to the extent constituting Second Priority Claims and the termination of all Second Priority Financing Documents.
     “Disposition” shall mean any sale, lease, exchange, transfer or other disposition. “Dispose” shall have a correlative meaning.
     “First Priority Agent” shall have the meaning assigned to such term in the preamble to this Agreement.
     “First Priority Claims” shall mean (i) the due and punctual payment of (A) the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the loans and other advances outstanding under the First Priority Debt Agreement, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by the Company under the First Priority Debt Agreement in respect of any Letter of Credit, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (C) all other monetary obligations of the Company to any of the First Priority Secured Parties under the First Priority Debt Agreement and each of the other First Priority Debt Documents, including fees (including any early termination or prepayment fees), costs, expenses (including fees and expenses of counsel) and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), (ii) the due and punctual performance of all other obligations of the Company under or pursuant to the First Priority Debt Agreement and each of the other First Priority Debt Documents, and (iii) the due and punctual payment and performance of all the obligations of each other Grantor under or pursuant to the First Priority Debt Agreement and each of the other First Priority Debt Documents.
     “First Priority Collateral” shall mean, collectively, all “Collateral”, as defined in each of the First Priority Debt Agreement and/or in any other First Priority Debt Document, including all property of any Grantor now or at any time hereafter subject to Liens securing any First Priority Claims.
     “First Priority Creditors” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
     “First Priority Debt Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
     “First Priority Debt Documents” shall mean the “Loan Documents” as defined in the First Priority Debt Agreement.
     “First Priority Liens” shall mean all Liens on the First Priority Collateral securing the First Priority Claims, whether created under the First Priority Security Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

     “First Priority Secured Parties” shall mean, at any time, (a) the First Priority Creditors, (b) the First Priority Agent, (d) the Issuing Bank, (e) each other Person to whom any of the First Priority Claims is owed (including any Affiliate of a First Priority Creditor to whom any First Priority Claims of the type described in clause (b) of the definition thereof is owed) and (f) the successors and assigns of each of the foregoing.
     “First Priority Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
     “First Priority Security Documents” shall mean the First Priority Debt Agreement, the First Priority Security Agreement and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any First Priority Claims or under which rights or remedies with respect to any such Lien are governed.
     “Grantors” shall mean the Company and each of its Subsidiaries that shall have created or purported to create any First Priority Lien or Second Priority Lien on all or any part of its assets to secure any First Priority Claims or any Second Priority Claims, and each other Person that shall have created or purported to create any First Priority Lien or Second Priority Lien on all or any part of its assets to secure any First Priority Claims or any Second Priority Claims.
     “Guarantors” shall mean, collectively, each Grantor that has guaranteed, or that may from time to time hereafter guarantee, the First Priority Claims or the Second Priority Claims, whether by executing and delivering the First Priority Debt Agreement, the First Priority Security Agreement, the Second Priority Financing Agreement and a supplement thereto or otherwise.
     “Indebtedness” shall mean and includes all obligations that constitute “Indebtedness” as defined in the First Priority Debt Agreement.
     “Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.
     “Issuing Bank” shall mean the “Issuing Lender” as defined in the First Priority Debt Agreement.
     “Letter of Credit” shall mean a “Letter of Credit” as defined in the First Priority Debt Agreement.
     “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third Person with respect to such securities.
     “Liquidation Sale” shall mean a so-called bulk sale, liquidation sale or “going out of business sale” conducted either by any Secured Party or a Grantor in respect to all or a substantial portion of such Grantor’s Collateral following the occurrence and during the continuance of a

Default or an Event of Default under, and as defined in, either the First Priority Debt Documents or Second Priority Financing Documents.
     “New First Priority Agent” shall have the meaning assigned to such term in Section 6.01.
     “New First Priority Claims” shall have the meaning assigned to such term in Section 6.01.
     “New First Priority Debt Documents” shall have the meaning assigned to such term in Section 6.01.
     “Pledged or Controlled Collateral” shall have the meaning assigned to such term in Section 6.04.
     “Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, restructure (including by the amendment and restatement of any instrument or agreement evidencing such Indebtedness) or replace or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
     “Refinancing Notice” shall have the meaning assigned to such term in Section 6.01.
     “Release” shall have the meaning assigned to such term in Section 3.04.
     “Second Priority Financing Documents” shall mean the Prime Vendor Agreement and any other agreement, instrument, certificate or other document pursuant to which any Grantor grants (or purports to grant) a security interest in or a Lien on any property of any Grantor now or at any time hereafter.
     “Second Priority Claims” shall mean all Indebtedness of the Grantors under the Second Priority Financing Documents.
     “Second Priority Collateral” shall mean, collectively, all “Collateral”, as defined in the Prime Vendor Agreement, including all property of any Grantor now or at any time hereafter subject to Liens securing any Second Priority Claims; provided, that as of the date hereof, the “Second Priority Collateral” shall, exclusively, be comprised of all assets of Grantors described in Recital A of this Agreement, wherever located, now owned or hereafter acquired or arising.
     “Second Priority Creditors” shall mean AmerisourceBergen Drug Corporation, a Delaware corporation, and its successors and assigns.
     “Second Priority Liens” shall mean all Liens on the Second Priority Collateral securing the Second Priority Claims created under the Second Priority Financing Documents or acquired by assignment, and shall not include any judgment Liens acquired through the exercise by ABDC of any rights or remedies as an unsecured creditor (except to the extent, and only to the extent, that such judgment Liens relate to, or are applicable to, the Second Priority Collateral).
     “Second Priority Permitted Actions” shall have the meaning assigned to such term in Section 3.01(a).

     “Second Priority Secured Parties” shall mean, at any time, (a) the Second Priority Creditors, (b) each other Subsidiary or Affiliate of any Second Priority Creditor to whom any of the Second Priority Claims (including indemnification obligations) is owed and (c) the successor and assigns of each of the foregoing.
     “Secured Parties” shall mean, as the context may require, the First Priority Secured Parties and/or the Second Priority Secured Parties.
     “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.
          SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein (i) to any Person shall be construed to include such Person’s successors and assigns and (ii) to the Company or any other Grantor shall be construed to include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding or Liquidation Sale, (c) the word “remedies” shall be construed to refer to all remedies (whether at law, equity or otherwise, including under contract (including netting, set-off or similar remedies), statute or regulation or otherwise, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
ARTICLE II
Lien Priorities
          SECTION 2.01. Relative Priorities. Notwithstanding the date, manner or order of grant, attachment or perfection of any Second Priority Lien and any First Priority Lien, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any First Priority Debt Agreement, First Priority Security Agreement or Second Priority Financing Agreement or any other circumstance whatsoever, the parties hereby agree that so long as the Discharge of First Priority Claims has not occurred, (i) any First Priority Lien (to the extent perfected) on any Collateral now or hereafter held by or for the benefit of any First Priority Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens on any Collateral, and (ii) any Second Priority Lien on any Collateral now or hereafter held by or for the benefit of any Second Priority Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens (to the extent perfected) on any Collateral, and the First Priority Liens (to the extent perfected) on any Collateral shall be and remain senior in right, priority, operation, effect and all other respects to any Second Priority Liens on any Collateral for all purposes, whether or not any First Priority Liens on any Collateral are subordinated in any respect to any other Lien held by any Person (other than the Second Priority Secured Parties) securing any other obligation of the Company, any other Grantor or any other Person; provided, however, for the avoidance of doubt, nothing herein contained shall be deemed a subordination in right of payment of the Second Priority Claims to the First Priority Claims.
          SECTION 2.02. Prohibition on Contesting Liens. ABDC, for itself and on behalf of the other Second Priority Secured Parties, hereby agrees that it will not, and hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any First Priority Lien. First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, hereby agrees that it will not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding) the priority (subject to the terms hereof governing relative priorities) validity or enforceability of any Second Priority Lien.
          SECTION 2.03. Common Collateral. The parties hereto acknowledge and agree that it is their intention that the Second Priority Collateral be included within the First Priority Collateral and that, without limiting the foregoing, no portion of the Second Priority Collateral shall not be a part of the First Priority Collateral. In furtherance of the foregoing, the parties hereto agree to cooperate in good faith in order to determine, upon any reasonable request by the First Priority Agent or ABDC, the specific assets included in the First Priority Collateral and the Second Priority Collateral, the steps taken to perfect the First Priority Liens and the Second Priority Liens thereon and the identity of the respective parties obligated under the First Priority Debt Documents and the Second Priority Financing Documents in respect of the First Priority Claims and the Second Priority Claims, respectively and, to the extent that any portion of the Second Priority Collateral is not included within the First Priority Collateral at any time, without limiting any other right or remedy available to the First Priority Agent or the other First Priority Secured Parties, ABDC, for itself and on behalf of the other Second Priority Secured Parties, agrees that any amounts received by or distributed to any Second Priority Secured Party pursuant to or as a result of any Lien in such Second Priority Collateral shall be subject to Section 4.02. In addition, in furtherance of the foregoing, without the prior written consent of the First Security Priority Agent, no Second Priority Financing Document may be amended, supplemented or otherwise modified, or entered into, to the extent such amendment, supplement or modification, or the terms of such new Second Priority Financing Document, would (i) contravene the provisions of this Agreement or (ii) increase, expand or otherwise add to the Second Priority Collateral.
ARTICLE III
Enforcement of Rights; Matters Relating to Collateral
          SECTION 3.01. Exercise of Rights and Remedies.  (a) So long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, the First Priority Agent and the other First Priority Secured Parties shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding or Liquidation Sale), in each case, without any consultation with or the consent of any Second Priority Secured Party except as required pursuant to applicable law; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, the Second Priority Secured Parties may file a proof of claim or statement of interest with respect to the Second Priority Claims; (ii) the Second Priority Secured Parties may take any action to preserve or protect the validity and enforceability of the Second Priority Liens, provided that no such action is, or could reasonably be expected to be, (A) materially adverse to the First Priority Liens or the rights of the First Priority Secured Parties as secured creditors or any other First Priority Secured Party to exercise remedies as secured creditors in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Second Priority Liens provided in Section 3.04; (iii) the Second Priority Secured Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Secured Parties, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Second Priority Claims, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors, as provided in Section 3.03(a); and (v) subject to Section 3.02(a), the Second Priority Agent and the other Second Priority Secured Parties may enforce any of their rights and exercise any of their remedies with respect to the Collateral after the termination of the Standstill Period (the actions described in this proviso being referred to herein as the “Second Priority Permitted Actions”). Except for the Second Priority Permitted Actions, unless and until the Discharge of First Priority Claims has occurred, the sole right of the Second Priority Secured Parties with respect to the Collateral shall be to receive the proceeds of the Collateral, if any, remaining after the Discharge of First Priority Claims has occurred and in accordance with the Second Priority Financing Documents and applicable law.
          (b) In exercising rights and remedies with respect to the Collateral, subject to applicable law (including all provisions of the UCC applicable thereto), the First Priority Agent and the other First Priority Secured Parties may enforce the provisions of the First Priority Debt Documents and exercise remedies thereunder, all in such order, without notice (except as required by applicable law (including all provisions of the UCC applicable thereto)) to any Second Priority Secured Creditor and in such manner as they may determine in their sole discretion (provided that, without limiting the foregoing, the First Priority Agent shall use its commercially reasonable efforts to provide ABDC with subsequent notice thereof). Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under and in accordance with the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law.
          (c) In exercising rights and remedies with respect to the Collateral, the Second Priority Secured Parties may enforce the provisions of the Second Priority Financing Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion, in each case, to the extent that such enforcement or exercise is not otherwise prohibited by clauses (a) through (c) of this Section 3.01. Such exercise and enforcement shall, in each case, to the extent that such enforcement or exercise is not otherwise prohibited by clauses (a) through (c) of this Section 3.01, include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. ABDC agrees to provide at least 5 Business Days’ prior written notice to the First Priority Agent of its intention to foreclose upon or Dispose of any Collateral; provided, however, that the failure to give any such notice shall not in any way limit its ability to foreclose upon or Dispose of any Collateral to the extent that such foreclosure is not otherwise prohibited by clauses (a) through (d) of this Section 3.01.
          SECTION 3.02. No Interference. ABDC, for itself and on behalf of the other Second Priority Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, the Second Priority Secured Parties:
          (a) except for Second Priority Permitted Actions, will not, so long as the Discharge of First Priority Claims has not occurred, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies with respect to any Collateral (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which any Second Priority Secured Party is a party) or (B) commence or join with any Person (other than the First Priority Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action); provided, however, that none of the Second Priority Secured Parties may enforce or exercise any or all such rights and remedies, or commence, join with any Person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, after a period of 90 days has elapsed (which period shall be tolled during any period in which the First Priority Agent shall not be entitled to enforce or exercise any rights or remedies with respect to any Collateral as a result of (x) any injunction issued by a court of competent jurisdiction or (y) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which ABDC has delivered to the First Priority Agent written notice of an uncured default under the Prime Vending Agreement (the “Standstill Period”); provided further, however, that (1) notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall ABDC or any other Second Priority Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the First Priority Agent or any other First Priority Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Priority Agent by the First Priority Agent) and (2) after the expiration of the Standstill Period, so long as neither the First Priority Agent nor the First Priority Secured Parties have commenced any action to enforce their Lien on any material portion of the Collateral, in the event that and for so long as the Second Priority Secured Parties (or ABDC on their behalf) have commenced any actions to enforce their Lien with respect to any Collateral to the extent permitted hereunder and are diligently pursuing such actions, neither the First Priority Secured Parties nor the First Priority Agent shall take any action of a similar nature with respect to such Collateral; provided that all other provisions of this Agreement (including the turnover provisions of Article IV) are complied with;
          (b) will not contest, protest or object to any foreclosure action or proceeding brought by the First Priority Agent or any other First Priority Secured Party, or any other enforcement or exercise by any First Priority Secured Party of any rights or remedies relating to the Collateral under the First Priority Debt Documents or an Insolvency or Liquidation Proceeding or in connection with a Liquidation Sale or otherwise, so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01(a), and will not contest, protest or object to the forbearance by the First Priority Agent or any other First Priority Secured Party from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral.
In furtherance of the foregoing, ABDC, for itself and on behalf of the other Second Priority Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, the Second Priority Secured Parties will not, except for Second Priority Permitted Actions, (w) take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to any Collateral or any condemnation award (or deed in lieu of condemnation) relating to any Collateral, (x) take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the First Priority Debt Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise and (y) object to the manner in which the First Priority Agent or any other First Priority Secured Party may seek to enforce or collect the First Priority Claims or the First Priority Liens, regardless of whether any action or failure to act by or on behalf of the First Priority Agent or any other First Priority Secured Party is, or could be, adverse to the interests of the Second Priority Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law, and (z) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Priority Claim or any First Priority Security Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.
          SECTION 3.03. Rights as Unsecured Creditors. The Second Priority Secured Parties may, in accordance with the terms of the Second Priority Financing Documents and applicable law, enforce rights and exercise remedies against any Grantor as unsecured creditors; provided that no such action is otherwise inconsistent with the terms of this Agreement. Without limiting the generality of the foregoing sentence, the Second Priority Secured Parties shall be entitled to prosecute litigation against any Grantor or any other Person liable in respect of the Second Priority Claims but shall be prohibited from taking any action to enforce any judgment relating to, or applicable to, any of the Second Priority Collateral until the Discharge of the First Priority Claims. Nothing in this Agreement shall prohibit the receipt by any Second Priority Secured Party of the required payments of any amounts due under the Second Priority Financing Documents so long as such receipt is not the direct or indirect result of the enforcement of Second Priority Liens or exercise in contravention of this Agreement by any Second Priority Secured Party of rights or remedies as a secured creditor against Collateral or enforcement in contravention of this Agreement of any Second Priority Lien against Collateral (including any judgment lien resulting from the exercise of remedies available to an unsecured creditor to the extent relating to, or applicable to, any of the Second Priority Collateral).
          SECTION 3.04. Automatic Release of Second Priority Liens. If, in connection with (i) any Disposition of any Collateral permitted under the terms of the First Priority Debt Documents or (ii) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, (x) releases any of the First Priority Liens, or (y) releases any Guarantor from its obligations under its guarantee of the First Priority

Claims (in each case, a “Release”), other than any such Release granted following (and not as a condition to) the Discharge of First Priority Claims, then the Second Priority Liens on such Collateral (to the extent, and only to the extent, subject to the release pursuant to preceding clause (x)), and the obligations of such Guarantor under its guarantee of the Second Priority Claims (to the extent, and only to the extent, to the release of the applicable Guarantor pursuant to preceding clause (y)), shall be automatically, unconditionally and simultaneously released (subject to the receipt by the First Priority Agent of any applicable cash proceeds of any such Disposition or sums realized in enforcement or exercise of any rights or remedies with respect to the Second Priority Collateral and the application thereof in accordance with the terms of this Agreement), and ABDC shall, for itself and on behalf of the other Second Priority Secured Parties, promptly execute and deliver to the First Priority Agent, the relevant Grantor or such Guarantor such termination statements, releases and other documents as the First Priority Agent or the relevant Grantor or Guarantor may reasonably request and provide to effectively confirm such Release. For the avoidance of doubt, all proceeds of any Disposition of Collateral or other enforcement or exercise of any rights or remedies with respect to the Collateral received by any Secured Party shall be subject the to application of proceeds requirements of Section 4.01 and, until application in accordance therewith, each Secured Party agrees, subject to applicable law, to hold the same in express trust for such Secured Party (or Secured Parties) as are entitled thereto in accordance with the terms hereof. Until the Discharge of First Priority Claims occurs, any ABDC, for itself and on behalf of any other Second Priority Secured Party, hereby appoints the First Priority Agent, and any officer or agent of the First Priority Agent, with full power of substitution, as the attorney-in-fact of each Second Priority Secured Party for the purpose of carrying out the provisions of this Section 3.04 and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.
          SECTION 3.05. Insurance and Condemnation Awards. So long as the Discharge of First Priority Claims has not occurred, the First Priority Agent and the other First Priority Secured Parties shall have the exclusive right, subject to the rights of the Grantors under the First Priority Debt Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral, provided that all the other provisions of this Agreement are complied with in regard thereto. All proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall (a) first, prior to the Discharge of First Priority Claims and subject to the rights of the Grantors under the First Priority Debt Documents, be paid to the First Priority Agent for the benefit of First Priority Secured Parties pursuant to the terms of the First Priority Debt Documents, (b) second, after the Discharge of First Priority Claims and subject to the rights of the Grantors under the Second Priority Financing Documents, be paid to the Second Priority Secured Parties pursuant to the terms of the Second Priority Financing Documents, and (c) third, be paid to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims has occurred, if any Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the First Priority Agent in accordance with Section 4.02.
          SECTION 3.06. Notification of Release of Collateral. Each of the First Priority Agent and ABDC shall give the other prompt written notice of the Disposition by it of, and Release by it of the Lien on, any Collateral. Such notice shall describe in reasonable detail the subject Collateral, the parties involved in such Disposition or Release, the place, time manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or Release.
ARTICLE IV
Payments
          SECTION 4.01. Application of Proceeds. Any Collateral or proceeds thereof received by any Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy shall be applied as follows:
     first, to the payment in full of the First Priority Claims and the costs and reasonable out-of-pocket expenses of the First Priority Agent in connection with such enforcement or exercise, and second, after all such costs and expenses have been paid in full and the Discharge of First Priority Claims has occurred, to the payment of the Second Priority Claims.
After all such costs and expenses have been paid in full, the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims has occurred, any surplus Collateral or proceeds then remaining shall be returned to the applicable Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
          SECTION 4.02. Payment Over. So long as the Discharge of First Priority Claims has not occurred, any Collateral or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03) received by any Second Priority Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and forthwith transferred or paid over to the First Priority Agent for the benefit of the First Priority Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims occurs, ABDC, for itself and on behalf of each other Second Priority Secured Party, hereby appoints the First Priority Agent, and any officer or agent of the First Priority Agent, with full power of substitution, the attorney-in-fact of each Second Priority Secured Party for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest. Nothing herein contained shall be deemed to prohibit any Second Priority Secured Party from receiving and retaining the purchase price paid to such Second Priority Secured Party in the ordinary course of business for Goods sold to any Grantor in the ordinary course of business.

ARTICLE V
Insolvency or Liquidation Proceedings
          SECTION 5.01. Bankruptcy Finance and Section 363 Matters.  (a) In furtherance of this Agreement, until the Discharge of First Priority Claims has occurred, the ABDC, on behalf of itself and each of the Second Priority Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Second Priority Secured Parties: (i) will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties, shall oppose or object to such use of cash collateral; (ii) (A) will not oppose or object to any post-petition financing provided to any Grantor, whether provided by the First Priority Secured Parties or any other Person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), or the Liens securing any DIP Financing (“DIP Financing Liens”), unless the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens, (B) to the extent that (x) such DIP Financing Liens are senior to, or rank pari passu with, the First Priority Liens on the Collateral, and/or (y) the First Priority Claims are included as obligations under such DIP Financing or are repaid with proceeds of the DIP Financing, the Second Priority Secured Parties will subordinate the Second Priority Liens on the Collateral to the First Priority Liens on the Collateral, if applicable, and the DIP Financing Liens (including if the First Priority Claims are (x) included as obligations under such DIP Financing and/or (y) are repaid with proceeds of the DIP Financing) on the terms of this Agreement; and (C) will not propose or support any DIP Financing to any Grantor; (iii) not propose, vote in favor of, or otherwise support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement; (iv) except to the extent permitted by paragraph (b) of this Section 5.01, in connection with the use of cash collateral as described in clause (i) above or a DIP Financing, will not request adequate protection with respect to any Collateral or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens; and (v) will not oppose or object to any Disposition of any Collateral free and clear of the Second Priority Liens or other claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties, shall consent to such Disposition.
          (b) The Second Secured Parties agree that they shall not, and shall not support any other Person in contesting, (i) any request by the First Priority Agent or any other First Priority Secured Party for adequate protection in respect of any First Priority Claims or (ii) any objection, based on a claim of a lack of adequate protection with respect of any First Priority Claims, by the First Priority Agent or any other First Priority Secured Party to any motion, relief, action or proceeding.
          SECTION 5.02. Additional Bankruptcy Matters. The Second Priority Secured Parties agree that, so long as the Discharge of First Priority Claims has not occurred, no Second Priority Secured Party shall, without the prior written consent of the First Priority Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Second Priority Lien on the Collateral. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the First Priority Claims and the Second Priority Claims, then, to the extent the debt obligations distributed on account of the First Priority Claims and on account of the Second Priority Claims are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations. In addition, ABDC, for itself and on behalf of the other Second Priority Secured Parties, (x) agrees that no Second Priority Secured Party shall oppose or seek to challenge any claim by the First Priority Agent or any other First Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Priority Claims consisting of post-petition interest, fees or expenses to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens on the Collateral), (y) waives any claim any Second Priority Secured Party may hereafter have against any First Priority Secured Party arising out of (a) the election by any First Priority Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) any use of cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding and (z) agrees that, without the written consent of First Priority Agent, it will not seek to vote with the First Priority Agent (or any other First Priority Secured Party) as a single class in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding. In addition, other than with respect to the Second Priority Permitted Actions, nothing contained herein shall prohibit or in any way limit the First Priority Agent or any other First Priority Secured Party from opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by any Second Priority Secured Party with respect to the Collateral, including any request by any Second Priority Secured Party for adequate protection or any exercise by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Financing Documents with respect to the Collateral or otherwise with respect to the Collateral.
ARTICLE VI
Other Agreements
          SECTION 6.01. Effect of Refinancing of Indebtedness under First Priority Debt Documents. If, substantially contemporaneously with the Discharge of First Priority Claims, the Grantors Refinance Indebtedness outstanding under the First Priority Debt Documents and provided that the Company or the First Priority Agent gives to ABDC or any of the other Second Priority Secured Parties written notice (the “Refinancing Notice”) electing the application of the provisions of this Section 6.01 to such Refinancing Indebtedness, then (i) such Discharge of First Priority Claims shall automatically be deemed not to have occurred for all purposes of this Agreement, (ii) such Refinancing Indebtedness and all other obligations under the documents evidencing such Indebtedness (provided that the aggregate principal committed amount thereof shall not exceed $150,000,000) (the “New First Priority Claims”) shall automatically be treated as First Priority Claims for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (iii) the Debt Agreement and the other documents evidencing such Refinancing Indebtedness (the “New First Priority Debt Documents”) shall automatically be treated as the First Priority Debt Agreement and the First Priority Debt Documents and, in the case of New First Priority Debt Documents that are security documents pursuant to which any Grantor has granted a Lien to secure any New First Priority Claim, as the First Priority Security Documents for all purposes of this Agreement, (iv) the collateral agent under the New First Priority Debt Documents (the “New First Priority Agent”) shall be deemed to be the First Priority Agent for all purposes of this Agreement and (v)

the lenders and other creditors under the New First Priority Debt Documents shall be deemed to be the First Priority Creditors for all purposes of this Agreement. Upon receipt of a Refinancing Notice, which notice shall include the identity of the New First Priority Agent, the Second Priority Secured Parties shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New First Priority Agent may reasonably request in order to provide to the New First Priority Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The Company shall cause the agreement, document or instrument pursuant to which the New First Priority Agent is appointed to provide that the New First Priority Agent agrees to be bound by the terms of this Agreement.
          SECTION 6.02. Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Priority Claims previously made shall be rescinded for any reason whatsoever, then the First Priority Claims shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties provided for herein.
          SECTION 6.03. Authorization of First Priority Collateral Agent and ABDC. By accepting the benefits of this Agreement and the other First Priority Security Documents, each First Priority Secured Party hereby authorizes the First Priority Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Second Priority Financing Documents, each Second Priority Secured Party authorizes ABDC to enter into this agreement and to act on its behalf as agent hereunder and in connection therewith.
          SECTION 6.04. Bailment for Perfection of Certain Security Interests. The First Priority Agent agrees that if it shall at any time hold a First Priority Lien on any Collateral that can be perfected or the priority of which can be enhanced by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the First Priority Agent, or of agents or bailees of the First Priority Agent (such Collateral being referred to herein as the “Pledged or Controlled Collateral”), the First Priority Agent shall, solely for the purpose of perfecting the Second Priority Liens granted under the Second Priority Financing Documents and subject to the terms and conditions of this Section 6.04, also (i) hold and/or maintain control of such Pledged or Controlled Collateral as gratuitous bailee for and representative (as defined in Section 1-201(35) of the Uniform Commercial Code as in effect in the State of New York) of, or as agent for, the Second Priority Secured Parties, (ii) with respect to any securities accounts included in the Collateral, have “control” (within the meaning of Section 8-106(d)(3) of the UCC) of such securities accounts on behalf of the Second Priority Secured Parties and (iii) with respect to any deposit accounts included in the Collateral, act as agent for the Second Priority Secured Parties and any assignee. So long as the Discharge of First Priority Claims has not occurred, the First Priority Agent shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the other First Priority Debt Documents as if the Second Priority Liens did not exist. The obligations and responsibilities of the First Priority Agent to the Second Priority Secured Parties under this Section 6.04 shall be limited solely to holding or controlling the Pledged or Controlled Collateral as gratuitous bailee and representative (as defined in Section 1-201(35) of the Uniform Commercial Code as in effect in the State of New York) in accordance with this Section 6.04. Without limiting the foregoing, the First

Priority Agent shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any of the Grantors. The First Priority Agent acting pursuant to this Section 6.04 shall not, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship in respect of any other First Priority Secured Party or any Second Priority Secured Party. Upon the Discharge of First Priority Claims, the First Priority Agent shall transfer the possession and control of the Pledged or Controlled Collateral, together with any necessary endorsements but without recourse or warranty, (i) if the Second Priority Claims are outstanding at such time, to the Second Priority Secured Parties, if no Second Priority Claims are outstanding at such time, to the applicable Grantor, in each case so as to allow such Person to obtain possession and control of such Pledged or Controlled Collateral. In connection with any transfer under clause (i) of the immediately preceding sentence, the First Priority Agent agrees, at the expense of the Grantors, to take all actions in its power as shall be reasonably requested by the Second Priority Secured Parties to obtain a first priority security interest in the Pledged or Controlled Collateral.
          SECTION 6.05. Further Assurances. Each of the First Priority Agent, for itself and on behalf of the other First Priority Secured Parties and the Second Priority Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the First Priority Agent or the Second Priority Secured Parties may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.
ARTICLE VII
Representations and Warranties
          SECTION 7.01. Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:
          (a) such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.
          (b) this Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.
          (c) the execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority (except as contemplated hereby) and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument applicable to or binding upon such party.
          SECTION 7.02. Representations and Warranties of Each of the First Priority Agent and ABDC. Each of the First Priority Agent and ABDC represents and warrants to the other parties hereto that it has been duly authorized in writing by the First Priority Secured Parties or Second Priority Secured Parties, as the case may be, to enter into this Agreement.

ARTICLE VIII
No Reliance; No Liability; Obligations Absolute
          SECTION 8.01. No Reliance; Information. The First Priority Secured Parties and the Second Priority Secured Parties shall have no duty to disclose to any Second Priority Secured Party or to any First Priority Secured Party, respectively, any information relating to the Company or any of the Grantors, or any other circumstance bearing upon the risk of nonpayment of any of the First Priority Claims or the Second Priority Claims, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any First Priority Secured Party or any Second Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, respectively, any Second Priority Secured Party or any First Priority Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.
          SECTION 8.02. No Warranties or Liability.  (a) The First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VII, no Second Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Priority Financing Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. ABDC, for itself and on behalf of the other Second Priority Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VII, neither the First Priority Agent nor any other First Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Priority Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.
          (b) The Second Priority Secured Parties shall have no express or implied duty to the First Priority Agent or any other First Priority Secured Party, and the First Priority Agent and the other First Priority Secured Parties shall have no express or implied duty to the Second Priority Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Priority Debt Document and any Second Priority Financing Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.
          (c) ABDC, for itself and on behalf of the other Second Priority Secured Parties, agrees that no First Priority Secured Party shall have any liability to the Second Priority Secured Parties and hereby waive any claim against any First Priority Secured Party, arising out of any and all actions which the First Priority Agent or the other First Priority Secured Parties may take or permit or omit to take with respect to (i) the First Priority Debt Documents (other than this Agreement), (ii) the collection of the First Priority Claims or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

ARTICLE IX
Miscellaneous
          SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing in the English language (or accompanied by a certified translation) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:
if to the First Priority Agent:
Jefferies Finance LLC
520 Madison Avenue
New York, New York 10022
Attention: General Counsel — Investment Banking
Facsimile No.: (212) 284-3444
with a copy to:
Proskauer Rose LLP
1585 Broadway
New York, New York 10036
Attention: Joshua W. Thompson
Facsimile No.: (212) 969-2900
if to ABDC or any of the Second Priority Secured Parties;
AmerisourceBergen Drug Corporation
1300 Morris Drive
Chesterbrook, PA 19087-5594
Attention: Group Vice President, Alternate Care
Facsimile No.: (610) 727-3601
with a copy to:
AmerisourceBergen Corporation
1300 Morris Drive
Chesterbrook, Pennsylvania 19087-5594
Attention: General Counsel
Facsimile No.: (610) 727-3612
          All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to between the Company and any Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person. In addition, ABDC agrees to use diligent efforts to provide any notices of default or acceleration or similar notices which they give to any Grantor under any Second Priority Financing Documents.
          SECTION 9.02. Conflicts. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE PROVISIONS OF THE OTHER DEBT DOCUMENTS, THE PROVISIONS OF THIS AGREEMENT SHALL CONTROL.
          SECTION 9.03. Effectiveness; Survival; Termination. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. ABDC, for itself and on behalf of the other Second Priority Secured Parties, hereby waive any and all rights the Second Priority Secured Parties may now or hereafter have under applicable law to revoke this Agreement or any of the provisions of this Agreement. This Agreement shall terminate and be of no further force and effect, (i) subject to compliance with its obligations to take certain actions upon Discharge of the Second Priority Claims pursuant to Article V and Section 3.01(d), with respect to the Second Priority Secured Parties and the Second Priority Claims, upon the later of (1) the date upon which the obligations under the Second Priority Financing Documents terminate if there are no other Second Priority Claims outstanding on such date and (2) if there are other Second Priority Claims outstanding on such date, the date upon which such Second Priority Claims terminate, subject to the rights of the Second Priority Claims and ABDC under Section 6.01 and (ii) subject to Section 6.01 and compliance with its obligations to take certain actions upon Discharge of the First Priority Claims pursuant to Article V, with respect to the First Priority Agent, the First Priority Secured Parties and the First Priority Claims, the date of Discharge of First Priority Claims, subject to the rights of the First Priority Secured Parties under Section 6.01. In addition, for the avoidance of doubt, the Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Priority Agent and the other First Priority Secured Parties and the Second Priority Secured Parties shall remain in full force and effect irrespective of: (a) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Claims, it being specifically acknowledged that a portion of the First Priority Claims consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed (provided that the aggregate principal committed amount thereof shall not exceed $150,000,000); (b) any change in the time, place or manner of payment of, or any other term of, all or any portion of the First Priority Claims; (c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Debt Document (provided that the aggregate principal committed amount thereof shall not exceed $150,000,000); (d) the securing of any First Priority Claims or Second Priority Claims with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any First Priority Claims or Second Priority Claims; (e) the commencement of any Insolvency or Liquidation Proceeding or Liquidation Sale in respect of the Company or any other Grantor; or (f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Priority Claims or this Agreement, or any of the Second Priority Secured Parties in respect of this Agreement.

          SECTION 9.04. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 9.05. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.05, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Priority Agent and ABDC.
          SECTION 9.06. Postponement of Subrogation. The Second Priority Secured Parties agrees that no payment or distribution to any First Priority Secured Party pursuant to the provisions of this Agreement shall entitle any Second Priority Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Priority Claims shall have occurred. Following the Discharge of First Priority Claims, each First Priority Secured Party agrees to execute such documents, agreements, and instruments as any Second Priority Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Priority Claims resulting from payments or distributions to such First Priority Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such First Priority Secured Party are paid by such Person upon request for payment thereof.
          SECTION 9.07. Applicable Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Supreme Court for New York County, New York or in The United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined only in such New York court or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York court or in any such Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 9.08. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.08.
          SECTION 9.09. Parties in Interest. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Priority Secured Parties and Second Priority Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.
          SECTION 9.10. Specific Performance. Each of the First Priority Agent and ABDC may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.
          SECTION 9.11. Headings. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
          SECTION 9.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 9.13. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Priority Secured Parties, on the one hand, and the Second Priority Secured Parties, on the other hand. None of the Company, any other Grantor, any Guarantor or any other creditor thereof shall have any rights or obligations, except as expressly provided in this Agreement hereunder and none of the Company, any other Grantor or any Guarantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor or any Guarantor, which are absolute and unconditional, to pay the First Priority Claims and the Second Priority Claims as and when the same shall become due and payable in accordance with their terms.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JEFFERIES FINANCE LLC, as First Priority Agent
By:	/s/ E.J. Hess
	Name:	E.J. Hess
	Title:	Managing Director

AMERISOURCEBERGEN CORPORATION, for itself and on behalf of the Second Priority Secured Parties
By:	/s/ Mitchell Blumenfeld
	Name:	Mitchell Blumenfeld
	Title:	Chief Financial Officer

ACKNOWLEDGMENT
The Company and each of the Company’s undersigned Subsidiaries each hereby acknowledge that they have received a copy of the foregoing Agreement and consent thereto, agree to recognize all rights granted thereby to the First Priority Agent and the Second Priority Secured Parties and to ABDC and the Second Priority Secured Parties, and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. The Company and each of the Company’s undersigned Subsidiaries each further acknowledge and agree that they are not an intended beneficiary or third party beneficiary under the foregoing Agreement.

ACKNOWLEDGED AS OF THE DATE FIRST WRITTEN ABOVE: BIOSCRIP, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

BIOSCRIP INFUSION SERVICES, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

CHRONIMED, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

LOS FELIZ DRUGS INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

Signature Page to Acknowledgement to Intercreditor Agreement

BIOSCRIP PHARMACY, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

BRADHURST SPECIALTY PHARMACY, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

BIOSCRIP PHARMACY (NY), INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

BIOSCRIP PBM SERVICES, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

NATURAL LIVING INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

BIOSCRIP INFUSION SERVICES, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

Signature Page to Acknowledgement to Intercreditor Agreement

BIOSCRIP NURSING SERVICES, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

Signature Page to Acknowledgement to Intercreditor Agreement

BIOSCRIP INFUSION MANAGEMENT, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

BIOSCRIP PHARMACY SERVICES, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

CHS HOLDINGS, INC. (FORMERLY CAMELOT ACQUISITION CORP.)
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

CRITICAL HOMECARE SOLUTIONS, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

APPLIED HEALTH CARE, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

CEDAR CREEK HOME HEALTH CARE AGENCY, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

Signature Page to Acknowledgement to Intercreditor Agreement

DEACONESS ENTERPRISES, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

DEACONESS HOMECARE, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

EAST GOSHEN PHARMACY, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

ELK VALLEY HEALTH SERVICES, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

ELK VALLEY HOME HEALTH CARE AGENCY, INC.

By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

ELK VALLEY PROFESSIONAL AFFILIATES, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

GERICARE, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

Signature Page to Acknowledgement to Intercreditor Agreement

INFUSION PARTNERS, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

INFUSION PARTNERS OF BRUNSWICK, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

INFUSION PARTNERS OF MELBOURNE, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

INFUSION SOLUTIONS, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

KNOXVILLE HOME THERAPIES, LLC
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

NATIONAL HEALTH INFUSION, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

Signature Page to Acknowledgement to Intercreditor Agreement

NEW ENGLAND HOME THERAPIES, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

OPTION HEALTH, LTD.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

PROFESSIONAL HOMECARE SERVICES, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

REGIONAL AMBULATORY DIAGNOSTICS, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

SCOTT-WILSON, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

SOUTH MISSISSIPPI HOME HEALTH, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

Signature Page to Acknowledgement to Intercreditor Agreement

SOUTH MISSISSIPPI HOME HEALTH, INC. — REGION I
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

SOUTH MISSISSIPPI HOME HEALTH, INC. — REGION II
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

SOUTH MISSISSIPPI HOME HEALTH, INC. — REGION III
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

SPECIALTY PHARMA, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

WILCOX MEDICAL, INC.
By:	/s/ Barry A. Posner
	Name:	Barry A. Posner
	Title:	Executive Vice President and General Counsel

Signature Page to Acknowledgement to Intercreditor Agreement